                            KEMPER-DREMAN FUND, INC.
                            SUPPLEMENT TO PROSPECTUS

                              DATED APRIL 25, 1997


                                 CLASS I SHARES


     Kemper-Dreman Contrarian Fund (the "Contrarian Fund"), Kemper-Dreman High Return Equity Fund (the "High Return Equity Fund") and Kemper-Dreman Small Cap Value Fund (the "Small Cap Value Fund") (collectively, the "Funds") currently offer four classes of shares to provide investors with different purchasing options. The Class A, Class B and Class C shares are described in the prospectus; and Class I shares are described in the prospectus as supplemented hereby.



     Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Zurich Kemper Investments, Inc. ("ZKI"), and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates (including Zurich Investment Management, Inc. and Dreman Value Advisors, Inc.) that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Zurich Kemper Distributors, Inc., principal underwriter for the Funds. Share certificates are not available for Class I shares.



     The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.


     The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO EACH FUND)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price)...........................................      None
Maximum Sales Charge on Reinvested Dividends................      None
Redemption Fees.............................................      None
Exchange Fee................................................      None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                CONTRARIAN    HIGH RETURN    SMALL CAP VALUE
                                                                   FUND       EQUITY FUND         FUND
                                                                ----------    -----------    ---------------
Management Fees (restated)..................................       .75%          .74%             .75%
12b-1 Fees..................................................       None          None             None
Other Expenses (restated)...................................       .10%          .14%             .09%
                                                                   ----          ----             ----
Total Operating Expenses....................................       .85%          .88%             .84%
                                                                   ====          ====             ====

EXAMPLE

                                             FUND               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                             ----               ------       -------       -------       --------
You would pay the following          Contrarian                   $9           $27           $47           $105
  expenses
  on a $1,000 investment, assuming   High Return                  $9           $28           $49           $108
  (1) 5% annual return and           Small Cap Value              $9           $27           $47           $104
 (2) redemption at the end of each
  time period:

  -----------------
The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" in the prospectus for more information. Since no Class I shares had been issued for the Contrarian Fund as of the fiscal year end, "Other Expenses" shown above are estimates for that Fund.

"Management Fees" and "Other Expenses" in the tables above have been restated to reflect current fees.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

                            HIGH RETURN EQUITY FUND

                                                                   YEAR ENDED           NOV. 1 TO
                                                                DECEMBER 31, 1996     DEC. 31, 1995
                                                                -----------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $21.51                19.90
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .54                  .04
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     5.70                 2.03
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       6.24                 2.07
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                               .53                  .06
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                   .73                  .40
-----------------------------------------------------------------------------------------------------
Total dividends                                                        1.26                  .46
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $26.49                21.51
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         29.36%               10.47
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                           .88%                 .47
-----------------------------------------------------------------------------------------------------
Net investment income                                                  2.45%                1.99
-----------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                                .88%                 .85
-----------------------------------------------------------------------------------------------------
Net investment income                                                  2.45%                1.61
-----------------------------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                                                   YEAR ENDED             NOV. 1
                                                                DECEMBER 31, 1996    TO DEC. 31, 1995
                                                                -----------------    ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $14.52                14.25
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .25                   --
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     4.13                 1.11
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       4.38                 1.11
-----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                               .07                   --
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                   .43                  .84
-----------------------------------------------------------------------------------------------------
Total dividends                                                         .50                  .84
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $18.40                14.52
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         30.28%                8.03
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                           .84%                 .47
-----------------------------------------------------------------------------------------------------
Net investment income                                                  1.34%                 .28
-----------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                                .84%                 .90
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                           1.34%                (.15)
-----------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through December 31, 1995. The "Other Ratios to Average Net Assets" are completed without this expense waiver or absorption.

       For the Small Cap Value Fund, per share data for 1996 were determined based on average shares outstanding.

No financial information is presented for Class I shares of the Contrarian Fund since no Class I shares have been issued as of such Fund's fiscal year end.

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."

April 25, 1997
DRE-1  (4/97)

TABLE OF CONTENTS
------------------------------------------------
Summary                                        1
------------------------------------------------
Summary of Expenses                            2
------------------------------------------------
Financial Highlights                           5
------------------------------------------------
Investments Objectives, Policies and Risk
  Factors                                     10
------------------------------------------------
Investment Manager and Underwriter            15
------------------------------------------------
Dividends and Taxes                           18
------------------------------------------------
Net Asset Value                               19
------------------------------------------------
Purchase of Shares                            20
------------------------------------------------
Redemption or Repurchase of Shares            25
------------------------------------------------
Special Features                              29
------------------------------------------------
Performance                                   33
------------------------------------------------
Capital Structure                             34
------------------------------------------------

This prospectus of the Kemper-Dreman Fund, Inc. ("KDF") contains information about KDF that you should know before investing and should be retained for future reference. A Statement of Additional Information dated April 25, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from KDF at the address or telephone number on this cover or the firm from which this prospectus was obtained.

KDF'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
                                                               KEMPER FUNDS LOGO

KEMPER-DREMAN
FUND, INC.

PROSPECTUS APRIL 25, 1997

KEMPER-DREMAN FUND, INC.
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048
This prospectus describes a choice of three portfolios managed by Dreman Value Advisors, Inc.
KEMPER-DREMAN CONTRARIAN FUND
KEMPER-DREMAN HIGH RETURN EQUITY FUND
KEMPER-DREMAN SMALL CAP VALUE FUND
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEMPER-DREMAN FUND, INC.
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The Kemper-Dreman Fund, Inc. ("KDF") is an open-end, diversified management investment company. KDF's three portfolios ("Funds") covered in this prospectus are as follows:

KEMPER-DREMAN CONTRARIAN FUND (the "Contrarian Fund") seeks long-term capital appreciation with current income as its secondary objective.

KEMPER-DREMAN HIGH RETURN EQUITY FUND (the "High Return Equity Fund") seeks to achieve a high rate of total return.

KEMPER-DREMAN SMALL CAP VALUE FUND (the "Small Cap Value Fund") seeks long-term capital appreciation.

RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. The Funds will invest principally in securities that, in the judgment of the investment manager, are undervalued. Investment by the Small Cap Value Fund primarily in smaller companies involves greater risk than investment in larger, more established companies. The Funds are authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Funds assume the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. The Funds are authorized to write covered call options on securities. The High Return Equity and Small Cap Value Funds may write put options. If the market price of stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security. In selling a put option, the High Return Equity and Small Cap Value Funds assume the risk that they might be obligated to acquire the optioned stock at a price above the current market price. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. KDF provides investors with the option of purchasing shares in the following ways:

Class A Shares..............
                           Offered at net asset value plus a maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares..............
                           Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares..............
                           Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Dreman Value Advisors, Inc. ("DVA") serves as investment manager for each Fund. DVA is paid an investment management fee by each Fund based upon average daily net assets of that Fund at an annual rate ranging from .75% to .62%. Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of DVA, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, ZKDI receives a Rule 12b-1 distribution fee at an annual rate of .75% of average daily net assets. ZKDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with ZKDI. KDF pays an administrative services fee at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Funds, which ZKDI pays to financial services firms. See "Investment Manager and Underwriter."

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, the Small Cap Value Fund normally distributes annual dividends of net investment income and each Fund distributes any net realized capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

        SHAREHOLDER TRANSACTION EXPENSES             CLASS A               CLASS B                CLASS C
          (APPLICABLE TO ALL FUNDS)(1)               -------               -------                -------
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..................     5.75%(2)     None                                  None
Maximum Sales Charge on Reinvested Dividends.....     None         None                                  None
Redemption Fees..................................     None         None                                  None
Exchange Fee.....................................     None         None                                  None
Deferred Sales Charge (as a percentage of
  redemption proceeds)...........................     None(3)      4% during the first          1% during the
                                                                   year, 3% during the             first year
                                                                   second and third years,
                                                                   2% during the fourth and
                                                                   fifth years and 1% in
                                                                   the sixth year

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.
(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."
(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                CONTRARIAN    HIGH RETURN    SMALL CAP VALUE
                                                                   FUND       EQUITY FUND         FUND
                                                                ----------    -----------    ---------------
CLASS A SHARES
Management Fees (restated)..................................       .75%           .74%             .75%
12b-1 Fees..................................................       None           None             None
Other Expenses (restated)...................................       .50%           .47%             .72%
                                                                  -----          -----            -----
Total Operating Expenses....................................      1.25%          1.21%            1.47%
                                                                  =====          =====            =====

                                                                CONTRARIAN    HIGH RETURN    SMALL CAP VALUE
                                                                   FUND       EQUITY FUND         FUND
                                                                ----------    -----------    ---------------
CLASS B SHARES
Management Fees (restated)..................................       .75%           .74%             .75%
12b-1 Fees(4)...............................................       .75%           .75%             .75%
Other Expenses (restated)...................................       .84%           .82%             .99%
                                                                  -----          -----            -----
Total Operating Expenses....................................      2.34%          2.31%            2.49%
                                                                  =====          =====            =====

                                                                CONTRARIAN    HIGH RETURN    SMALL CAP VALUE
                                                                   FUND       EQUITY FUND         FUND
                                                                ----------    -----------    ---------------
CLASS C SHARES
Management Fees (restated)..................................       .75%           .74%             .75%
12b-1 Fees(5)...............................................       .75%           .75%             .75%
Other Expenses (restated)...................................      1.30%           .84%             .69%
                                                                  -----          -----            -----
Total Operating Expenses....................................      2.80%          2.33%            2.19%
                                                                  =====          =====            =====

---------------
(4) As a result of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although ZKDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS A SHARES
You would pay the           Contrarian Fund              $70         $ 95         $122         $200
  following expenses on a   High Return Equity Fund      $69         $ 94         $120         $196
  $1,000 investment,        Small Cap Value Fund         $72         $101         $133         $223
  assuming (1) 5% annual
  return and (2)
  redemption at the end of
  each time period:

EXAMPLE

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS B SHARES(6)
You would pay the           Contrarian Fund              $54         $93          $135         $215
  following expenses on a   High Return Equity Fund      $53         $92          $134         $211
  $1,000 investment,        Small Cap Value Fund         $55         $98          $143         $234
  assuming (1) 5% annual
  return and (2)
  redemption at the end of
  each time period:
You would pay the           Contrarian Fund              $24         $73          $125         $215
  following expenses on     High Return Equity Fund      $23         $72          $124         $211
  the same investment,      Small Cap Value Fund         $25         $78          $133         $234
  assuming no redemption:

                                     FUND                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                     ----                ------      -------      -------      --------
CLASS C SHARES(7)
You would pay the           Contrarian Fund              $28         $87          $148         $313
  following expenses on a   High Return Equity Fund      $24         $73          $125         $267
  $1,000 investment,        Small Cap Value Fund         $22         $69          $117         $252
  assuming (1) 5% annual
  return and (2)
  redemption at the end of
  each time period:

---------------
(6) Assumes conversion to Class A shares six years after purchase and was calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (3%), 3 years (2%), 5 years (1%) and 10 years (0%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(7) Assumes that the shareholder was the owner on the first day of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. DVA waived its management fee and absorbed operating expenses of each Fund to the extent necessary to limit the Fund's operating expenses to the following percentage of such Fund's average net assets through November 11, 1996: Class A shares - 1.25%; Class B shares - 2.00%; and Class C shares - 1.95%. "Management Fees" and "Other Expenses" in the tables above have been restated to reflect current fees.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information for each Fund expressed in terms of one share outstanding throughout the period. The information in the tables has been audited by Ernst & Young LLP, independent auditors, except for the information for the periods ended December 31, 1994 and prior which have been audited by other independent auditors. The report of Ernst & Young LLP is contained in KDF's Registration Statement and is available from KDF. The financial statements contained in each Fund's 1996 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling KDF.

                                CONTRARIAN FUND

                                                                              YEAR ENDED DECEMBER 31,
                                                    1996     1995     1994     1993     1992     1991     1990    1989    1988(A)
                                                   ------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $16.20    12.18    13.62    13.50    12.38    10.11    11.34   10.55    10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .23      .26      .28      .22      .25      .28      .25     .29      .11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            2.07     5.05     (.28)     .96     1.13     2.38     (.94)   1.60      .54
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.30     5.31       --     1.18     1.38     2.66     (.69)   1.89      .65
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income            .22      .24      .28      .22      .26      .28      .26     .29      .10
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain               1.35     1.05     1.16      .84       --      .11      .28     .81       --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                      1.57     1.29     1.44     1.06      .26      .39      .54    1.10      .10
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.93    16.20    12.18    13.62    13.50    12.38    10.11   11.34    10.55
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       14.42%   44.57     (.03)    9.10    11.32    26.53    (6.08)  18.29     6.96
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                        1.23%    1.25     1.25     1.25     1.25     1.25     1.25    1.25     1.34
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.56%    1.85     1.89     1.64     2.04     2.35     2.46    2.59     2.42
---------------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                             1.25%    1.66     1.42     1.54     1.53     1.76     1.52    1.67     2.37
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.54%    1.44     1.71     1.34     1.76     1.84     2.19    2.17     1.39
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                            CLASS B                                  CLASS C
                                             --------------------------------------   --------------------------------------
                                                YEAR ENDED        SEPTEMBER 11 TO        YEAR ENDED        SEPTEMBER 11 TO
                                             DECEMBER 31, 1996   DECEMBER 31, 1995    DECEMBER 31, 1996   DECEMBER 31, 1995
                                             -------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $16.20               15.26                16.20               15.26
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .11                 .07                  .11                 .08
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  2.07                1.85                 2.05                1.85
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    2.18                1.92                 2.16                1.93
----------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income           .11                 .07                  .11                 .08
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain              1.35                 .91                 1.35                 .91
----------------------------------------------------------------------------------------------------------------------------
Total dividends                                     1.46                 .98                 1.46                 .99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $16.92               16.20                16.90               16.20
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      13.61%              12.83                13.51               12.85
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                       2.11%               2.00                 2.12                1.95
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                .68%                .88                  .67                 .93
----------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                            2.34%               2.36                 2.80                2.31
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .45%                .52                 (.01)                .57
----------------------------------------------------------------------------------------------------------------------------

ALL CLASSES

                                                              YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------      MARCH 18 TO
                                        1996      1995     1994     1993     1992     1991     1990    1989    DECEMBER 31, 1988
                                       -----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                           $77,592   25,482   12,983   17,157   14,884   14,292   11,782   9,632         5,889
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)        95%      30       16       16       28       36       37      45            39
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0490.
--------------------------------------------------------------------------------------------------------------------------------

                            HIGH RETURN EQUITY FUND

                                                                        YEAR ENDED DECEMBER 31,
                                                 1996    1995    1994    1993    1992    1991    1990    1989    1988(A)
                                                ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $21.49   15.11   15.50   14.62   12.53    8.85   10.14   11.03    10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .39     .26     .25     .21     .24     .31     .34     .39      .25
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         5.75    6.76    (.39)   1.13    2.21    3.87   (1.21)   1.41     1.00
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  6.14    7.02    (.14)   1.34    2.45    4.18    (.87)   1.80     1.25
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income         .38     .24     .25     .21     .24     .30     .35     .43      .22
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain             .73     .40      --     .25     .12     .20     .07    2.26       --
------------------------------------------------------------------------------------------------------------------------
Total dividends                                   1.11     .64     .25     .46     .36     .50     .42    2.69      .22
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $26.52   21.49   15.11   15.50   14.62   12.53    8.85   10.14    11.03
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    28.79%  46.86    (.99)   9.22   19.80   47.57   (8.63)  18.45    13.04
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                     1.21%   1.25    1.25    1.25    1.25    1.25    1.25    1.25      .57
------------------------------------------------------------------------------------------------------------------------
Net investment income                             2.12%   1.55    1.58    1.47    1.88    2.52    3.61    3.83     3.75
------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses                                          1.21%   1.57    1.39    1.56    1.70    2.31    2.38    2.74     3.36
------------------------------------------------------------------------------------------------------------------------
Net investment income                             2.12%   1.23    1.44    1.16    1.43    1.46    2.48    2.34      .96
------------------------------------------------------------------------------------------------------------------------

(a) For the period March 18, 1988 (inception date) to December 31, 1988.

                                                           CLASS B                                   CLASS C
                                          -----------------------------------------   -------------------------------------
                                             YEAR ENDED          SEPTEMBER 11 TO         YEAR ENDED        SEPTEMBER 11 TO
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     DECEMBER 31, 1996   DECEMBER 31, 1995
                                          ---------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $21.47                 19.45                 21.48               19.45
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .19                   .07                   .20                 .09
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               5.72                  2.41                  5.72                2.41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 5.91                  2.48                  5.92                2.50
---------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment
  income                                          .21                   .06                   .22                 .07
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain            .73                   .40                   .73                 .40
---------------------------------------------------------------------------------------------------------------------------
Total dividends                                   .94                   .46                   .95                 .47
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $26.44                 21.47                 26.45               21.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   27.63%                12.88                 27.66               12.94
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund                    2.20%                 2.00                  2.22                1.95
---------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.13%                  .61                  1.11                 .66
---------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                         2.31%                 2.35                  2.33                2.30
---------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.02%                  .26                  1.00                 .31
---------------------------------------------------------------------------------------------------------------------------

ALL CLASSES

                                                              YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------      MARCH 18 TO
                                         1996      1995      1994     1993     1992    1991    1990    1989    DECEMBER 31, 1988
                                       -----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in
  thousands)                           $737,834    98,196   35,005   28,413   14,425   7,238   3,868   3,992         2,413
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)         10%       18       12       14       13      37     204     156           107
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0513.
--------------------------------------------------------------------------------------------------------------------------------

                              SMALL CAP VALUE FUND

                                                                               YEAR ENDED DECEMBER 31,
                                                              1996(B)       1995        1994        1993        1992(A)
                                                              ----------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $14.50       10.85       11.23       11.52        10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    .14        (.02)         --         .06          .03
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               4.14        4.64         .02         .23         1.95
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 4.28        4.62         .02         .29         1.98
------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distributions from net investment income                        .07          --          --         .06          .03
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                            .43         .97         .40         .52          .43
------------------------------------------------------------------------------------------------------------------------
Total dividends                                                   .50         .97         .40         .58          .46
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $18.28       14.50       10.85       11.23        11.52
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    29.60%      43.29         .15        2.54        32.51*
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund                                    1.31%       1.25        1.25        1.25         1.25
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .87%       (.16)       (.03)        .53          .81
------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                         1.47%       1.83        1.82        2.09         4.29
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      .71%       (.74)       (.61)       (.32)       (2.24)
------------------------------------------------------------------------------------------------------------------------

* Annualized
(a) For the period May 22, 1992 (commencement of operations) to December 31,
    1992.

                                                      CLASS B                                       CLASS C
                                    -------------------------------------------    ------------------------------------------
                                         YEAR ENDED           SEPTEMBER 11 TO           YEAR ENDED           SEPTEMBER 11 TO
                                    DECEMBER 31, 1996(B)     DECEMBER 31, 1995     DECEMBER 31, 1996(B)     DECEMBER 31, 1995
                                    -----------------------------------------------------------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                   $14.48                  15.75                   14.48                  15.75
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                .01                   (.02)                    .01                   (.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     4.11                   (.41)                   4.14                   (.41)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations             4.12                   (.43)                   4.15                   (.43)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                      .03                     --                     .03                     --
  Distributions from net realized
  gain                                        .43                    .84                     .43                    .84
-----------------------------------------------------------------------------------------------------------------------------
Total dividends                               .46                    .84                     .46                    .84
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $18.14                  14.48                   18.17                  14.48
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               28.54%                 (2.52)                  28.77                  (2.51)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses absorbed by the Fund                2.12%                  2.00                    2.06                   1.95
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                  .06%                  (.99)                    .12                   (.94)
-----------------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                     2.49%                  2.39                    2.19                   2.35
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (.31)%                (1.38)                   (.01)                 (1.34)
-----------------------------------------------------------------------------------------------------------------------------

(b) Per share data for 1996 were determined based on average shares outstanding.

ALL CLASSES

                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------          MAY 22 TO
                                                               1996         1995        1994       1993       DECEMBER 31, 1992
                                                             ------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                   $273,222       31,606      6,931      4,875            2,385
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               23%          86        140         79               37
-------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0426.
--------------------------------------------------------------------------------

NOTES:Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the Funds through November 11, 1996. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding securities of that Fund. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will meet its objective. For a description of how DVA selects specific securities for inclusion in a Fund's portfolio, see "Additional Investment Information."

CONTRARIAN FUND. The Contrarian Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income. It will invest principally in a diversified portfolio consisting primarily of common stocks believed by DVA to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of DVA, have intrinsic value. The Fund may, however, from time to time, invest in stocks that pay no dividends. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Fund may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Fund may sell call options on securities it holds ("covered call options").

HIGH RETURN EQUITY FUND. The High Return Equity Fund's investment objective is to achieve a high rate of total return. The common stocks held by the Fund will have the same investment characteristics as those held by the Contrarian Fund. The Fund generally will invest in common stocks that pay relatively high dividends, i.e. comparable to the dividend yield of Standard & Poor's 500 Composite Stock Index. In order to enhance its investment return, the Fund may sell covered call options, and sell put options on securities it may acquire. The Fund will earn premium income on the sale of these options.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities and equity equivalents.

While most investments will be in dividend paying stocks, the Fund may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, and when DVA believes that it would be advantageous to write options on such stocks. The Fund will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in DVA's judgment, are elements of "total return."

Although the Fund will not invest 25% or more of the assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector. If the Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector.

SMALL CAP VALUE FUND. The Small Cap Value Fund's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of small companies with market capitalizations ranging from $100 million to $1 billion that DVA believes to be undervalued. Securities of a company may be undervalued as a result of overreactions by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities of companies whose market capitalizations are less than $1 billion.

The Fund will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of DVA, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also sell covered call options and put options on securities it may acquire.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates of the Funds are listed under "Financial Highlights." A Fund may periodically experience a high turnover rate (over 100%). The Funds will usually hold stocks acquired for the long-term and will sell stocks when DVA believes that anticipated price appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of decline in market prices is greater than the potential for gain. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Generally, the Contrarian Fund will exercise the discipline of selling stocks when their price-earnings ratio ("P/E ratio") rise to a level in excess of the P/E ratio of the stocks that comprise the S&P 500 Composite Stock Index. The use of options and futures contracts will tend to increase the portfolio turnover rate of the High Return Equity Fund. To the extent the investment policies of that Fund result in a relatively high turnover rate, it will incur greater expenses and brokerage fees.

SELECTION OF INVESTMENTS. In order to determine whether a security is "undervalued," the principal factor considered by DVA is the P/E ratio of the security. DVA believes that the risk in owning stocks can be reduced by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, DVA considers among other things, its cash position and current ratio (current assets compared to current liabilities) and, in this regard, considers a 2:1 ratio to be favorable.

DVA applies quantitative analysis to its research process, and begins by screening a large number of stocks. Typically, most companies selected for inclusion in the Contrarian and High Return Equity Funds will have market capitalizations well in excess of $1 billion and those selected for inclusion in the Small Cap Value Fund will have market capitalizations ranging from approximately $100 million to $1 billion. In selecting among stocks with low P/E ratios, DVA also considers factors such as the following about the issuer:

     - Financial strength,
     - Book-to-market value,
     - Five and ten-year earnings growth rates,
     - Five and ten-year dividend growth rates,
     - Five and ten-year return on equity,
     - Size of institutional ownership, and
     - Earnings estimates for the next 12 months.

Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. Generally, for the Contrarian and High Return Equity Funds, DVA seeks companies with growth rates better than 10% in the last five and ten-year periods for both earnings and dividends. Typically, the Funds will consist of approximately 25 to 50 stocks, diversified by both sector and industry. Most investments will be in securities of domestic companies, but, the Funds may also invest up to 20% of their assets in securities of foreign companies through the acquisition of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The Funds may also invest in preferred stocks, convertible securities and warrants. While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during periods when DVA believes that the markets for equity securities are unduly speculative, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only.

The Funds' policies of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is DVA's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities. The Funds will not invest more than 10% of the value of their net assets in illiquid securities including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

OPTIONS. The High Return Equity Fund and the Small Cap Value Fund may sell covered call options on securities they own and put options on securities they may acquire. The sale of a covered call option by the Fund gives the purchaser the right to purchase a specified number of shares of a company held by the Fund at a specified price ("strike price") on or before the exercise date. The sale of a put option by a Fund entitles the purchaser to sell a specified number of shares of common stock of a company to the Fund at the strike price on or before the exercise date. The Contrarian Fund also may sell covered call options on securities it owns when DVA believes it is advantageous for the Fund to do so.

When a Fund sells a covered call option or a put option, the purchaser will pay the Fund a sum of cash referred to as a "premium." The amount of the premium is established on the securities exchange on which the option is traded, and will be determined by the market price of the optioned stock, the strike price of the option, the length of time remaining until the expiration date, and other market factors. To the extent that the High Return Equity Fund engages in options transactions, it may do so to enhance its total return through the receipt of premiums.

If the market price of the optioned stock exceeds the strike price of a covered call option prior to the expiration date, the option may be exercised. In this event, a Fund will either deliver the optioned stock or, at any time prior to the expiration date, it may purchase an identical option and close out the transaction (a "closing transaction"). If the market price of the optioned stock does not exceed the strike price prior to the expiration date the option will not be exercised and will expire.

If the market price of the stock subject to a put option falls below the strike price of the put option before the expiration date, the purchaser of the option may require the Fund to purchase the stock at the strike price. In this event, the Fund will either purchase the optioned stock or, at any time prior to the expiration date, the

Fund may enter into a closing transaction. If the market price of the stock subject to the put option does not fall below the strike price prior to the expiration date, the option will expire unexercised.

The High Return Equity and Small Cap Value Funds will only sell put options and covered call options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The Contrarian Fund will only sell covered call options that are issued by the Options Clearing Corporation and listed on a national securities exchange. The Funds are authorized to sell covered call options on all of the stocks they hold. No put option will be sold, however, if as a result the High Return Equity or Small Cap Value Fund would be obligated to purchase securities whose total value exceeds 50% of the net assets of the Fund. When a Fund sells a put option, it will establish a segregated account consisting of short-term high-grade debt obligations to cover its obligation to acquire the securities underlying the option or will hold on a share-for-share basis a put on the same security as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold. The segregated securities will be "marked to market" daily to equal the current market value of the optioned stock. By investing in stocks that pay relatively high dividends and earning premiums from the sale of put and covered call options, a Fund may seek to earn a current rate of return comparable to that of so-called high yield bonds. A "high yield" bond (sometimes referred to as a "junk bond") is generally considered to be a bond that offers a higher yield than a bond with a higher credit rating as compensation for the greater risk involved. Ordinarily, such bonds are rated BB - Ba through CC.

FUTURES CONTRACTS. The Funds may purchase and sell stock index futures contracts and index options as hedges against changes resulting from market conditions in the values of the securities held by the Funds, or securities that they intend to purchase or sell, where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

The High Return Equity and Small Cap Value Funds may seek to take advantage of significant declines in the stock markets by selling put options on stocks and index futures contracts, and during periods of rising prices, all Funds may sell covered call options on stocks and index futures they hold, thereby availing themselves of increased options premiums which ordinarily correspond to significant movements in the market prices of common stocks. The ordinary spreads between prices in the securities and futures markets, due to the difference in the nature of those markets, are subject to distortions (e.g., the margin requirements on futures and the relative liquidity of the respective markets). The Funds may attempt to take advantage of such disparities. To compensate for imperfect correlations, a Fund may buy futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. In addition, index futures contracts may be acquired and sold to facilitate cash management of the Contrarian, High Return Equity and Small Cap Value Funds pending investment of the proceeds of large purchases of a Fund's shares and to facilitate large redemptions of its shares.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an off-setting transaction. The Funds will incur brokerage fees when they purchase futures contracts. At the same time such a purchase is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, because each day the Fund must provide or receive cash reflecting the decline or increase in the value of the contract.

A Fund may not purchase futures contracts or options thereon if, immediately thereafter the sum of the initial and variation margin deposits on its existing futures positions would exceed 5% of its total assets (including margin deposits).

SECURITIES LOANS. The Funds are authorized to lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional investment income. KDF does not intend to lend securities of any Fund if as a result more than 5% of the net assets of the Fund would be on loan.

BORROWING. While all of the Funds are authorized to borrow from banks in amounts not in excess of 10% of their respective total assets, they do not intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

SPECIAL RISK FACTORS. The value of the shares of the Funds will fluctuate with the investment experience of the securities they hold. There can be no assurance, of course, that any Fund will achieve its investment objective.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. When the High Return Equity or Small Cap Value Fund sells a put option, the Fund may be required to purchase the optioned stock at a price that exceeds the market price of the stock on or before the expiration date of the option. Put options will be sold with this possibility in mind and, therefore, the Fund will sell put options on stocks that DVA believes would be desirable holdings even if acquired at the strike price of the option.

When a Fund sells a covered call option, the Fund may be required to sell the optioned stock at a price below the market price of the stock on the expiration date of the option. In these circumstances, the ability of the Fund to realize a capital gain on the optioned stock will be limited to the difference between the price at which the Fund purchased the stock and the strike price of the option, plus the premium it received for the sale of the option. However, because the investment objective of the High Return Equity Fund is to achieve a high rate of total return and the Contrarian Fund has a secondary objective of seeking current income, transactions in covered call options will be effected with a view to achieving these goals and may limit the Fund's ability to realize additional capital gains on optioned stocks that have appreciated in value.

An option closing transaction may be effected only on an exchange that provides a secondary market for an option of the same series. Although the Contrarian, High Return Equity and Small Cap Value Funds will generally sell only those options for which DVA believes there is an active market, there is no assurance that a liquid market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would be unable to close out an option position by acquiring an identical option. Moreover, there can be no assurance that option closing transactions can be effected at prices that are advantageous to a Fund.

A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

Investments in futures contracts entail the risk that, if DVA's investment judgment about the general direction of the securities markets is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contracts. For example, if a Fund has hedged against the possibility of a decrease in market prices which would adversely affect the price of securities held, and market prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. Therefore, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

SMALL CAP SECURITIES. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Small Cap Value Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

DERIVATIVES. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position in directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Dreman Value Advisors, Inc. ("DVA"), 280 Park Avenue, 40th Floor, New York, New York 10017, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. DVA, which was formed in October 1994, began serving as investment manager to the Funds in August, 1995 when it acquired substantially all the assets of Dreman Value Management, L.P., KDF's former investment manager. DVA has approximately $2 billion under management. It is a wholly owned subsidiary of Zurich Kemper Investments, Inc., ("ZKI"), which is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-eight years. ZKI and its affiliates, including DVA, provide investment advice and manage investment portfolios for the Kemper Funds, Zurich Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $80 billion under management. ZKI and its affiliates (including DVA) act as investment manager for 32 open-end and seven closed-end investment companies, with 79 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized provider of financial services in property/casualty and life insurance, reinsurance and asset management.

Responsibility for overall management of KDF rests with its Board of Directors and officers. Professional investment supervision is provided by DVA. The investment management agreement provides that DVA shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.

Christian C. Bertelsen has been the manager of the Contrarian Fund since March, 1996. Mr. Bertelsen joined DVA in March, 1996 as Chief Investment Officer. Prior to joining DVA, he served from April, 1993 as a senior vice president and a portfolio manager of an unaffiliated investment management firm where he continues to serve on a temporary part-time basis. Prior thereto, he was a senior vice president of another unaffiliated investment management firm. Mr. Bertelsen received a B.A. degree from Boston University, Boston, Massachusetts.

David Dreman has been the portfolio manager of the High Return Equity Fund since its inception. He is currently the Chairman and a Director of DVA and was associated with KDF's former investment adviser. Mr. Dreman is a pioneer of the philosophy of contrarian investing (buying what is out of favor) and a leading proponent of the low P/E investment style. He is a columnist for FORBES and the author of several books on the value style of investing. He received a Bachelor of Commerce from the University of Manitoba, Winnipeg, Manitoba, Canada.

Christian C. Bertelsen and Steven T. Stokes have been the portfolio co-managers of the Small Cap Value Fund since July, 1996. Mr. Stokes joined DVA in April, 1996 and is currently a Managing Director of DVA. Prior thereto, he served as a portfolio manager of an unaffiliated investment management firm. Mr. Stokes received a

B.S. degree in Finance from State University of New York at New Paltz. Mr. Stokes is a Chartered Financial Analyst. Information regarding Mr. Bertelsen appears above.

Each Fund pays DVA an investment management fee, payable monthly, at the annual rate of .75% of the first $250 million of its average daily net assets, .72% of average daily net assets between $250 million and $1 billion, .70% of average daily net assets between $1 billion and $2.5 billion, .68% of average daily net assets between $2.5 billion and $5 billion, .65% of average daily net assets between $5 billion and $7.5 billion, .64% of average daily net assets between $7.5 billion and $10 billion, .63% of average daily net assets between $10 billion and $12.5 billion and .62% of its average daily net assets over $12.5 billion. To the extent that the management fee paid to DVA is .75%, it is higher than that paid by most other mutual funds.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with KDF, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DVA and a wholly owned subsidiary of ZKI, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Funds' shares for sale under the securities laws of the various states and KDF bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES. ZKDI receives no compensation from KDF as principal underwriter for Class A shares and pays all expenses of distribution of KDF's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of KDF shares.

CLASS B SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." ZKDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KDF. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."

RULE 12B-1 PLAN. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by ZKDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1996 fiscal year.

                                                                   DISTRIBUTION FEES        CONTINGENT DEFERRED
                                     DISTRIBUTION EXPENSES            PAID BY FUND           SALES CHARGE PAID
                                    INCURRED BY UNDERWRITER        TO UNDERWRITER(A)           TO UNDERWRITER
                                    ------------------------      --------------------      --------------------
              FUND                    CLASS B        CLASS C      CLASS B      CLASS C      CLASS B      CLASS C
              ----                    -------        -------      -------      -------      -------      -------
Contrarian......................    $ 1,165,000       86,000       95,000       2,000        15,000       2,000
High Return Equity..............    $11,821,000      810,000      750,000      96,000       127,000       3,000
Small Cap Value.................    $ 3,818,000      423,000      191,000      48,000        52,000       1,000

---------------

(a)  Amounts shown are after expense waiver.

If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of KDF to make payments to ZKDI pursuant to the Plan will cease and KDF will not be required to make any payments past the termination date. Thus, there is no legal obligation for KDF to pay any expenses incurred by ZKDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse ZKDI for its expenses incurred.

ADMINISTRATIVE SERVICES. ZKDI also provides information and administrative services for shareholders of KDF pursuant to an administrative services agreement ("administrative agreement"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in KDF. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, KDF pays ZKDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Fund. ZKDI then pays each firm a service fee at an annual rate of up to .25% of net assets of each class of those accounts that it maintains and services for KDF. Firms to which service fees may be paid include affiliates of ZKDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based upon assets in the accounts in the month following the month of purchase and the fee continues until terminated by ZKDI or KDF. The fees are calculated monthly and paid quarterly.

CLASS B AND CLASS C SHARES. ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or KDF.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for KDF. Currently, the administrative services fee payable to ZKDI is based only upon KDF assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from KDF to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of KDF while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services. In addition, ZKDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of each Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of KDF maintained in the United States. IFTC also is KDF's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of DVA, serves as "Shareholder Service Agent" of KDF and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. DVA places all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, DVA may consider sales of shares of a Fund and of funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income, the Small Cap Value Fund normally distributes annual dividends of net investment income and each Fund distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested will normally be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares.

Long-term capital gain dividends received by individual shareholders are currently taxed at a maximum rate of 28%. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Fund may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of a Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by Class B and Class C shares. Fund securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. Securities not so traded or listed are valued at the last current bid quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options, financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Directors or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 pm. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                     SALES CHARGE                     NET ASSETS)                   OTHER INFORMATION
                     ------------               ------------------------            -----------------
Class      Maximum initial sales charge of           None                   Initial sales charge waived or
  A....    5.75% of the public offering                                     reduced for certain purchases
           price
Class      Maximum contingent deferred sales        0.75%                   Shares convert to Class A shares
  B....    charge of 4% of redemption                                       six years after issuance
           proceeds; declines to zero after
           six years
Class      Contingent deferred sales charge         0.75%                   No conversion feature
  C....    of 1% of redemption proceeds for
           redemptions made during first
           year after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                   SALES CHARGE
                                                        ------------------------------------------------------------------
                                                                                                              ALLOWED TO
                                                                                   AS A PERCENTAGE           DEALERS AS A
                                                         AS A PERCENTAGE            OF NET ASSET            PERCENTAGE OF
                                                        OF OFFERING PRICE              VALUE*               OFFERING PRICE
                  AMOUNT OF PURCHASE                    -----------------          ---------------          --------------
Less than $50,000.....................................            5.75%                    6.10%                   5.20%
$50,000 but less than $100,000........................            4.50                     4.71                    4.00
$100,000 but less than $250,000.......................            3.50                     3.63                    3.00
$250,000 but less than $500,000.......................            2.60                     2.67                    2.25
$500,000 but less than $1 million.....................            2.00                     2.04                    1.75
$1 million and over...................................             .00**                    .00**                   ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by ZKDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. ZKDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, ZKDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which neither DVA nor ZKI serve as investment manager ("non-Kemper fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. ZKDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

ZKDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, ZKDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET. AL., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, ZKDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by ZKDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, directors, employees (including retirees) and sales representatives of KDF, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with ZKDI; (c) officers, directors, and employees of service agents of KDF; (d) shareholders who owned shares of KDF on September 8, 1995, and have continuously owned shares of KDF (or a Kemper Fund acquired by exchange of KDF shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of KDF for their clients pursuant to an agreement with ZKDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by ZKDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by KDF. KDF may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with ZKDI, for themselves or members of their families. ZKDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

ZKDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. ZKDI is compensated by KDF for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for ZKDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's KDF account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. ZKDI is compensated by KDF for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in KDF or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of KDF for their clients, and ZKDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. ZKDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to KDF.

ZKDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by ZKSC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by ZKDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, ZKDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of KDF. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of KDF, or other funds underwritten by ZKDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by ZKDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). KDF reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem KDF's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold KDF's shares in nominee or street name as agent for and on behalf of their customers. In such instances, KDF's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from KDF through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of ZKDI, may receive compensation from KDF through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

KDF reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, KDF may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Zurich Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require KDF to redeem his or her shares. When shares are held for the account of a shareholder by KDF's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When KDF is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by KDF of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, KDF may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. KDF or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless KDF or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. KDF reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to ZKDI, which KDF has authorized to act as its agent. There is no charge by ZKDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by ZKDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of ZKDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by KDF for up to seven days if DVA deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. KDF is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. KDF currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of KDF were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. KDF reserves the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under KDF's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies ZKDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                CONTINGENT
                                                                 DEFERRED
                                                                  SALES
             YEAR OF REDEMPTION AFTER PURCHASE                    CHARGE
             ---------------------------------                  ----------
First.......................................................        4%
Second......................................................        3%
Third.......................................................        3%
Fourth......................................................        2%
Fifth.......................................................        2%
Sixth.......................................................        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund, (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code
Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under KDF's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1997 will be eligible for the 3% charge if redeemed on or after May 1, 1998. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. ZKDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Fund, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund and Kemper-Dreman Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by ZKDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or ZKDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Tax-Exempt New York Money Market Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with ZKDI. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Tax-Exempt New York Money Market Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or ZKDI. Exchanges may be accomplished by a written request to ZKSC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Tax-Exempt New York Money Market Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their KDF account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's KDF account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Zurich Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's KDF account. By enrolling in Bank Direct Deposit, the shareholder authorizes KDF and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to ZKSC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. KDF may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. KDF may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a KDF account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) KDF is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, KDF will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. ZKDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or KDF.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and ZKDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

KDF may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included.

Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from KDF.

CAPITAL STRUCTURE

KDF was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 500,000,000 shares of $.01 par value common stock. In September, 1995, KDF changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. Since KDF may offer multiple funds, it is known as a "series company." Currently, KDF offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a
Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Directors may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KDF may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KDF.

The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. KDF will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KDF's outstanding shares and, in the case of a meeting called to consider removal of a director or directors, will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of directors, or when voting by class is appropriate.

                                            APRIL 25, 1997




                                            KEMPER-DREMAN
                                            CONTRARIAN FUND

                                            KEMPER-DREMAN
                                            HIGH RETURN EQUITY FUND


                                            KEMPER DREMAN
                                            SMALL CAP VALUE FUND








                    Zurich Kemper Distributors, Inc.
                    222 South Riverside Plaza
                    Chicago, IL  60606





                                            [KEMPER FUNDS LOGO]

DRE-1 (4/97) [RECYCLED PAPER LOGO]

                            KEMPER-DREMAN FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 25, 1997

               KEMPER-DREMAN CONTRARIAN FUND ("CONTRARIAN FUND")
       KEMPER-DREMAN HIGH RETURN EQUITY FUND ("HIGH RETURN EQUITY FUND")
              KEMPER SMALL CAP VALUE FUND ("SMALL CAP VALUE FUND")

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the above funds (the "Funds") of the Kemper-Dreman Fund, Inc. ("KDF"). It should be read in conjunction with the prospectus of KDF dated April 25, 1997. The prospectus may be obtained without charge from KDF.

                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-2
Portfolio Transactions......................................  B-4
Investment Manager and Underwriter..........................  B-6
Purchase and Redemption of Shares...........................  B-10
Dividends and Taxes.........................................  B-10
Performance.................................................  B-12
Officers and Directors......................................  B-17

The financial statements appearing in KDF's 1996 Annual Report to Shareholders are incorporated herein by reference. The financial statements for KDF accompany this document.

DRE-13 (4/97)                                    (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

A FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities collectively ("U.S. Government Securities") if immediately thereafter more than 5% of its total assets would be invested in the securities of any one issuer, or purchase more than 10% of an issuer's outstanding securities, except that up to 25% of each Fund's total assets may be invested without regard to these limitations.

(2) Borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options as described in the prospectus. Optioned securities are not considered to be pledged for purposes of this limitation.

(3) Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal activities in the same industry.

(4) Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

(5) Make loans, except that each Fund may lend securities it owns as described herein and enter into repurchase agreements pursuant to its investment objective and policies.

(6) Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

(7) Purchase or sell commodities or commodity contracts, except futures contracts and options thereon as stated in the prospectus, or invest in oil, gas or mineral exploration or development programs, or in real estate or mortgage loans provided that the Funds may, to the extent appropriate to their investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities.

(8) Engage in the business of underwriting securities issued by others, except that each Fund may acquire securities which are subject to restrictions on disposition ("restricted securities") within the meaning of the Securities Act of 1933.

THE FUNDS MAY NOT, AS A NON-FUNDAMENTAL POLICY:

(1) Purchase or retain securities of an issuer if the officers and directors of KDF and/or the officers and directors of the investment advisor who own more than 1/2 of 1% of such securities together own more than 5% of such securities.

(2) Invest for the purpose of exercising control over management of any company.

(3) Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

(4) Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

(5) Invest more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges except warrants acquired as a result of its holdings of common stocks.

(6) Purchase an interest in a real estate investment trust.

(7) Purchase more than 10% of the voting securities of any issuer or purchase oil, gas or mineral leases.

INVESTMENT POLICIES AND TECHNIQUES

STOCK INDEX FUTURES. A stock index contract is a agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A Fund may not purchase a futures contract if immediately thereafter the sum of its margin deposits on its existing futures positions would exceed 5% of the value of its total assets (including the margin deposits).

A risk assumed in transactions in futures contracts is the possibility that Dreman Value Advisors, Inc. ("DVA") may be incorrect in its expectations as to the extent of various market movements or the time spans within which the movement takes place. Should the investment manager be incorrect in its predictions, the Fund's return might have been better had hedging not been attempted. Further, although the Funds intend to trade in futures contracts only on exchanges or boards of trade where there appears to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. Finally, it is conceivable that, under certain circumstances, a Fund would be required to sell portfolio securities at a time when it otherwise would not do so in order to make margin payments on its futures positions, for the reasons above, the purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur, contracts are generally terminated by entering into an off-setting transaction. The Funds will incur brokerage fees when they purchase futures contracts. At the same time such a purchase is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." It is expected that the initial deposit would be approximately 2% of the contract's face value. Daily, thereafter, the futures contract is valued and the payment of "variation margin" may he required because each day the Fund must provide or receive cash reflecting the decline or increase in the value of the contract.

The liquidity of a market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. On any day or days when the price fluctuation limits have been reached a Fund may be unable to liquidate existing futures positions or to implement a hedging strategy through the purchase or sale of particular futures.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option that the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures to some extent may be reduced or increased by changes in the value of portfolio securities.

LENDING PORTFOLIO SECURITIES. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by KDF's Board of Directors. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. KDF does not intend to lend securities of any Fund if as a result more than 5% of the net assets of the Fund would be on loan.

SELLING COVERED CALL OPTIONS. The Funds may sell covered call options on securities that they own to reduce the effect of price fluctuations of these securities and increase their income. Such options will generally be written on securities which, in the investment manager's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

Until the option expires, the obligation of a Fund continues, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an identical option to the option which it previously sold. To secure its obligation to deliver the underlying security, a Fund is required to keep the underlying security in escrow in accordance with the rules of the Options Clearing Corporation and of the Exchanges.

When selling a covered call option, a Fund, in return for the premium, gives up an opportunity for profit from a price increase in the optioned security above the exercise price, and retains the risk of loss should the price of the security decline. A Fund may, however, close out its obligation to deliver the optioned securities by purchasing an identical option prior to the expiration date of the option it has sold. A Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of the option. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security underlying the call will be maintained in a segregated account of KDF's custodian.

The premium received by a Fund will be the current market value of the option and will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed or, in the absence of such sale, the mean between the latest bid and latest asked prices. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an optioned security from being called, or to permit the sale of the optioned security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to incur market risk on the security. The Funds will incur brokerage commissions in connection with options transactions which are normally higher than those applicable to purchases and sales of other listed securities.

Call options sold by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Funds will realize a profit or loss from a closing purchase transaction depending upon whether the cost of the transaction is less or more than the premium received from the writing of the option, Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

PORTFOLIO TRANSACTIONS

DVA is the investment manager for the Funds, and DVA, Zurich Kemper Investments, Inc. ("ZKI") (DVA's parent company), and its affiliates also furnish investment management services to other clients including the Kemper Funds, Zurich Funds and affiliated insurance companies. ZKI and its affiliates share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for the Funds and for one or more of the other clients managed by DVA or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options KDF will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to the Funds. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. The Board of Directors believes that the benefits of DVA's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVA, in effecting purchases and sale of portfolio securities for the account of the Funds, will implement the Funds' policy of seeking best execution of orders. DVA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness clearance procedures, wire service quotations and statistical and other research information provided to the Funds and DVA and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients, including clients of DVA and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, DVA may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by DVA's affiliates, as well as to those firms that provide market, statistical and other research information to the Funds and DVA and its affiliates, although DVA is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVA may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. DVA may attempt to direct sufficient commissions and in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities, to ensure the continued receipt of such research products and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVA or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of Directors of KDF, the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if DVA determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVA's overall responsibilities to the Funds and other clients. Not all of such research services may be useful or of value in advising the Funds. Research benefits will be available for all clients of DVA and its affiliates. The investment management fee paid by the Funds to DVA is not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                                  ALLOCATED TO FIRMS
                                                                       BASED ON
                                                                     RESEARCH IN
                       FUND                         FISCAL 1996      FISCAL 1996       FISCAL 1995   FISCAL 1994
                       ----                         -----------   ------------------   -----------   -----------
Contrarian Fund...................................   $157,000             0%             $15,000       $11,000
High Return Equity Fund...........................   $489,000             0%             $40,000       $21,000
Small Cap Value Fund..............................   $365,000             0%             $58,000       $32,000

The increase in the dollar amount of brokerage commissions paid by the Funds during the 1996 fiscal year was primarily due to the increase in the amount of assets under management of each Fund.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Dreman Value Advisors, Inc. ("DVA"), 280 Park Avenue, 40(th) Floor, New York, New York 10017, is KDF's investment manager. DVA is a wholly-owned subsidiary of ZKI, ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, an internationally recognized provider of financial services in property/casualty and life insurance, reinsurance and asset management. Pursuant to an investment management agreement, DVA acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of KDF if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of DVA or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. KDF bears the expenses of registration of its shares with the Securities and Exchange Commission, while Zurich Kemper Distributors, Inc., as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. DVA has agreed to reimburse each Fund to the extent required by applicable state expense limitations should all operating expenses of each Fund, including the investment management fees of DVA but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect.

The investment management agreement provides that DVA shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

KDF's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of KDF, and (b) by the shareholders or the Board of Directors of KDF. The investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund for that Fund, and will terminate automatically upon assignment.

The current investment management fee rates paid by the Funds are in the prospectus under "Investment Manager and Underwriter." Prior to August 24, 1995, each Fund paid the former adviser an investment management fee at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and .75% thereafter. The table below shows the total investment management fees paid by each Fund to DVA (or the former adviser for the Funds) for the last three fiscal years.

                            FUND                                FISCAL 1996    FISCAL 1995    FISCAL 1994
                            ----                                -----------    -----------    -----------
Contrarian Fund.............................................    $  400,000      $119,000       $155,000
High Return Equity Fund.....................................    $2,430,000      $369,000       $320,000
Small Cap Value Fund........................................    $  943,000      $ 90,000       $ 64,000

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Zurich Kemper Distributors, Inc. ("ZKDI"), an affiliate of DVA and a wholly owned subsidiary of ZKI, is the principal underwriter and distributor for the shares KDF and acts as agent of KDF in the continuous offering of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDF pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of KDF, including the Directors who are not interested persons of KDF and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by ZKDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of KDF and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of KDF, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the agreement.

Prior to September 11, 1995, Fund/Plan Broker Services, Inc. ("FBS"), served as the underwriter of KDF's shares, pursuant to an underwriting agreement which became effective January 4, 1993. Under the agreement, FBS was the exclusive agent for KDF's continuous offer of shares. Prior to September 11, 1995, shares of KDF were offered to the public at net asset value, without a sales load. No underwriting commissions were associated with sales of Fund shares for the fiscal year ended December 31, 1994 and for the period January 1, 1995 to September 10, 1995.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.

                                                                                    COMMISSIONS        COMMISSIONS
                                                          COMMISSIONS RETAINED      UNDERWRITER          PAID TO
                   FUND                     FISCAL YEAR      BY UNDERWRITER      PAID TO ALL FIRMS   AFFILIATED FIRMS
                   ----                     -----------   --------------------   -----------------   ----------------
Contrarian Fund...........................     1996             $ 65,000            $  462,000            $ 41,000
                                               1995*            $      0            $  117,000            $  6,000
High Return Equity Fund...................     1996             $601,000            $4,531,000            $356,000
                                               1995*            $      0            $  427,000            $ 52,000
Small Cap Value Fund......................     1996             $231,000            $1,734,000            $114,000
                                               1995*            $      0            $  178,000            $ 13,000

*Amounts paid from September 11, 1995 through December 31, 1995.

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by ZKDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Funds and of ZKDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS B SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1996      $ 95,000**       15,000           584,000         15,000
                        1995*     $  7,000         --               172,000         12,000
High Return Equity
  Fund...............   1996      $750,000**      127,000         7,215,000        126,000
                        1995*     $ 15,000          1,000           455,000         57,000
Small Cap Value
  Fund...............   1996      $191,000**       52,000         2,299,000         47,000
                        1995*     $  8,000          1,000           208,000         13,000


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS B SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
 -------------------   -----------   ----------   ---------   ---------   --------
Contrarian Fund......     148,000       9,000       293,000     57,000      74,000
                           14,000       3,000        34,000      5,000       3,000
High Return Equity
  Fund...............   1,186,000      75,000     2,455,000    468,000     422,000
                           35,000       9,000        75,000     13,000       7,000
Small Cap Value
  Fund...............     391,000      25,000       813,000    134,000     156,000
                           17,000       4,000        39,000      6,000       4,000

                                                                   TOTAL       DISTRIBUTION
                                                                DISTRIBUTION     FEES PAID
                                DISTRIBUTION     CONTINGENT         FEES            BY
                                 FEES PAID        DEFERRED        PAID BY       UNDERWRITER
                       FISCAL    BY FUND TO    SALES CHARGES    UNDERWRITER    TO AFFILIATED
 FUND CLASS B SHARES    YEAR    UNDERWRITER    TO UNDERWRITER     TO FIRMS         FIRMS
 -------------------   ------   ------------   --------------   ------------   -------------
Contrarian Fund......   1996      $  2,000**        2,000            15,000        --
                        1995*     $ --             --               --             --
High Return Equity      1996
  Fund...............             $ 96,000**        3,000           281,000        --
                        1995*     $  1,000         --                 1,000        --
Small Cap Value         1996
  Fund...............             $ 48,000          1,000           130,000        --
                        1995*     $  1,000         --                 1,000        --


                             OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                       -----------------------------------------------------------
                       ADVERTISING                MARKETING     MIS.
                           AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
 FUND CLASS B SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
 -------------------   -----------   ----------   ---------   ---------   --------
Contrarian Fund......      20,000       1,000        41,000      6,000       3,000
                           --           1,000        --          --          --
High Return Equity
  Fund...............     202,000      13,000       237,000     55,000      22,000
                            5,000       1,000        11,000      2,000       --
Small Cap Value
  Fund...............     103,000       7,000       136,000     35,000      12,000
                            4,000       1,000        10,000      2,000       --

---------------
(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*  Amounts paid from September 11, 1995 through December 31, 1995.

** Amounts shown are after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to KDF under an administrative services agreement ("administrative agreement") with ZKDI, which became effective September 11, 1995. ZKDI bears all its expenses of providing services pursuant to the administrative agreement between ZKDI and KDF, including the payment of service fees. KDF pays ZKDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of the Class A, B and C shares of each Fund.

ZKDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in KDF. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, ZKDI pays each firm a service fee, payable quarterly, at an annual rate of up to .25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by ZKDI or KDF. Firms to which service fees may be paid may include affiliates of ZKDI.

The following information concerns the administrative services fee paid by each Fund to ZKDI.

                                      ADMINISTRATIVE SERVICE FEES
                                             PAID BY FUND                SERVICE FEES            SERVICE FEES
                                     -----------------------------   PAID BY ADMINISTRATOR   PAID BY ADMINISTRATOR
        FUND           FISCAL YEAR   CLASS A     CLASS B   CLASS C         TO FIRMS           TO AFFILIATED FIRMS
        ----           -----------   --------    -------   -------   ---------------------   ---------------------
Contrarian Fund......     1996       $ 32,000**   42,000     3,000          114,000                  2,000
                          1995*      $  5,000      3,000        --           16,000                  1,000
High Return Equity
  Fund...............     1996       $304,000    293,000    38,000          941,000                 19,000
                          1995*      $ 19,000      6,000        --           41,000                  4,000
Small Cap Value......     1996       $ 42,000**  109,000    19,000          351,000                  6,000
                          1995*      $  7,000      3,000        --           20,000                  1,000

---------------
 * Amounts paid from September 11, 1995 through December 31, 1995.

** Amounts shown are after expense waiver.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to ZKDI is based only upon KDF assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from KDF to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of KDF while this procedure is in effect will depend upon the proportion of KDF assets that is in accounts for which a firm of record provides administrative services.

Certain directors or officers of KDF are also directors or officers of DVA and ZKDI as indicated under "Officers and Directors."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as sub-custodian, have custody of all securities and cash of KDF maintained in the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by KDF. IFTC is also the KDF transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of DVA, serves as "Shareholder Service Agent" of the Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of KDF. The following shows for each Fund's 1996 fiscal year, the shareholder service fees IFTC remitted to ZKSC.

                                                                FEES IFTC
                            FUND                               PAID TO ZKSC
                            ----                               ------------
Contrarian Fund.............................................     $186,000
High Return Equity Fund.....................................     $951,000
Small Cap Value Fund........................................     $541,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. KDF's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on KDF annual financial statements, review certain regulatory reports and KDF's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by KDF. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE AND REDEMPTION OF SHARES

As described in KDF's prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until KDF determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by KDF at the applicable net asset value per share of such Fund as described in KDF's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies in sales and sales related efforts.

KDF may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for KDF to determine the value of a Fund's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of KDF's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to KDF to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in KDF's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income and the Small Cap Value Fund normally distributes annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually.

Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of KDF determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of each Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Fund may be limited in its options and futures transactions in order to prevent recognition of such gains.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options, futures and forward contracts held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that such Fund had unrealized gains in offsetting positions at year end.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in KDF's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                       CONTRARIAN FUND--DECEMBER 31, 1996

                        Initial     Capital Gain     Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000        Income      Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)         $15,956        $8,660        $3,842      $28,458       184.6%       $30,194         201.9%         309.7%
Five Years               12,885         4,499         1,535       18,919        89.2         20.080         100.8          132.7
One Year                  9,848           721           214       10,783         7.8         11,442          14.4           28.8

CLASS B SHARES
Life of Fund(++)        $11,088        $1,439        $  293      $12,520        25.2%       $12,820          28.2%          41.8%

CLASS C SHARES
Life of Fund(++)        $11,074        $1,439        $  297      $    NA          NA        $12,810          28.1%          41.8%

                                                         Lipper
                                                         Growth
                       Standard   Consumer   Russell      and        U.S.
        TOTAL          & Poor's    Price     1,000(R)    Income    Treasury
       RETURN            500       Index      Value       Fund       Bill
        TABLE            (4)        (5)        (6)        (7)        (8)
       ------          --------   --------   --------    ------    --------
CLASS A SHARES
Life of Fund(+)         257.6%      36.1%      254.8%    223.3%      63.1%
Five Years              102.7       15.0       121.7      98.1       24.9
One Year                 22.9        3.3        21.6      20.7        5.2
CLASS B SHARES
Life of Fund(++)         33.5%       3.7%       34.4%     30.0%       7.9%
CLASS C SHARES
Life of Fund(++)         33.5%       3.7%       34.4%     30.0%       7.9%

                                                                                                  Lipper
                                                                                                  Growth
      AVERAGE                                       Dow Jones    Standard    Consumer   Russell    and       U.S.
       ANNUAL          Fund      Fund      Fund     Industrial   & Poor's     Price     1000(R)   Income   Treasury
    TOTAL RETURN      Class A   Class B   Class C    Average        500       Index      Value     Fund      Bill
       TABLE          Shares    Shares    Shares       (3)          (4)        (5)        (6)      (7)       (8)
    ------------      -------   -------   -------   ----------   --------    --------   -------   ------   --------
Life of Fund(+)       12.6%       N/A       N/A        17.4%       15.6%       3.6%      15.6%     14.3      5.7
Life of Fund(++)        N/A      18.7      20.8        30.6        24.6        2.8       24.8      22.2      6.0
Five Years             13.6       N/A       N/A        18.4        15.2        2.8       17.3      14.7      4.5
One Year                7.9      10.6      13.5        28.8        22.9        3.3       21.6      20.7      5.2

---------------
(+) Since March 18, 1988, except for the Russell 1,000(R) Value which is since March 31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the Russell 1,000(R) Value which is since August 31, 1995.
N/A - Not Available.

                   HIGH RETURN EQUITY FUND--DECEMBER 31, 1996

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)          24,995         8,816         7,887       41,698       317.0         44,242         342.4          309.7
Five Years               19,955         1,116         2,032       23,103       131.0         24,505         145.1          132.7
One Year                 11,632           125           382       12,139        21.4         12,879          28.8           28.8

CLASS B SHARES
Life of Fund(++)         13,594           412           401       14,107        41.1         14,407          44.1           41.8

CLASS C SHARES
Life of Fund(++)         13,599           412           408          N/A         N/A         14,419          44.2           41.8

                                                        Lipper
                       Standard   Consumer    S&P/      Equity
        TOTAL          & Poor's    Price     Barra's    Income
       RETURN            500       Index      Value      Fund
        TABLE            (4)        (5)        (9)       (12)
       ------          --------   --------   -------    ------
CLASS A SHARES
Life of Fund(+)         257.6       36.1      249.4     206.5
Five Years              102.7       15.0      117.7      91.2
One Year                 22.9        3.3       22.0      17.9
CLASS B SHARES
Life of Fund(++)         33.5        3.7       34.4      28.0
CLASS C SHARES
Life of Fund(++)         33.5        3.7       34.4      28.0

      AVERAGE                                                    Standard    Consumer    S&P/      Lipper
       ANNUAL          Fund      Fund      Fund     Dow Jones    & Poor's     Price     Barra's    Equity
    TOTAL RETURN      Class A   Class B   Class C   Industrial      500       Index      Value     Income
       TABLE          Shares    Shares    Shares    Average(3)      (4)        (5)        (9)     Fund(12)
    ------------      -------   -------   -------   ----------   --------    --------   -------   --------
Life of Fund(+)        17.6      N/A       N/A         17.4        15.6        3.6       15.4       13.6
Life of Fund(++)       N/A       30.0      32.2        30.6        24.6        2.8       24.8       20.7
Five Years             18.2      N/A       N/A         18.4        15.2        2.8       16.8       13.8
One Year               21.4      24.6      27.7        28.8        22.9        3.3       22.0       17.9

---------------
 (+) Since March 18, 1988, except for the S&P/Barra's Value which is since March
     31, 1988.
(++) Since September 11, 1995 for Class B and Class C shares, except for the
     S&P/Barra's Value which is since August 31, 1995.
N/A - Not Available.

                    SMALL CAP VALUE FUND--DECEMBER 31, 1996

                        Initial                      Income       Ending     Percentage      Ending       Percentage    Dow Jones
        TOTAL           $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Industrial
       RETURN          Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)    Average
        TABLE             (1)        Reinvested       (2)          (1)          (1)           (1)            (1)           (3)
       ------          ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)          17,228         2,759         1,557       21,544       115.4         22,859         128.6          116.1
One Year                 11,886            68           265       12,219        22.2         12,960          29.6           28.8
CLASS B SHARES
Life of Fund(++)         11,518           211           802       12,231        22.3         12,531          25.3           41.8
CLASS C SHARES
Life of Fund(++)         11,537           212           805          N/A         N/A         12,554          25.5           41.8

                                                       Lipper Small
                       Standard   Consumer   Russell     Company
        TOTAL          & Poor's    Price     2000(R)      Growth
       RETURN            500       Index      Value        Fund
        TABLE            (4)        (5)       (10)         (11)
       ------          --------   --------   -------   ------------
CLASS A SHARES
Life of Fund(+)         102.8       13.5      96.8        108.7
One Year                 22.9        3.3      16.5         19.9
CLASS B SHARES
Life of Fund(++)         33.5        3.7      21.1         24.1
CLASS C SHARES
Life of Fund(++)         33.5        3.7      21.1         24.1

                                                                                                     Lipper
      AVERAGE                                                                                        Small
       ANNUAL          Fund      Fund      Fund     Dow Jones    Standard    Consumer    Russell    Company
    TOTAL RETURN      Class A   Class B   Class C   Industrial   & Poor's     Price      2000(R)     Growth
       TABLE          Shares    Shares    Shares    Average(3)    500(4)     Index(5)   Value(10)   Fund(11)
    ------------      -------   -------   -------   ----------   --------    --------   ---------   --------
Life of Fund(+)        18.1      N/A       N/A         18.2        16.6        2.8         15.8       17.1
Life of Fund(++)       N/A        16.6      19.0       30.6        24.6        2.8         15.8       17.5
One Year               22.2       25.5      28.8       28.8        22.9        3.3         16.5       19.9

---------------
 (+) Since May 22, 1992, except for the Lipper Small Company Growth Fund which is since May 31, 1992.
(++) Since September 11, 1995 for Class B and Class C shares, except for the
     Lipper Small Company Growth Fund which is since August 31, 1995.
N/A - Not Available.

                            FOOTNOTES FOR ALL FUNDS
 (1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.
 (2) Includes short-term capital gain dividends, if any.
 (3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (6) The Russell 1000(R) Value Index is an unmanaged index comprised of common stocks of larger U.S. companies with less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of the 30 largest growth and income mutual funds tracked by Lipper Analytical Services, Inc. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
 (8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
 (9) The Standard & Poor's/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. The Value Index contains firms with higher book-to-price ratios and is capitalization weighted. Source is Lipper Analytical Services, Inc.
(10) The Russell 2000(R) Value Index is an unmanaged index comprised of securities in the Russell 2000 Index (small companies) with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios. Source is Towers Data Systems.
(11) The Lipper Small Company Growth Fund Index is a net asset value weighted index of the 30 largest small company growth funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Lipper Analytical Services, Inc.
(12) The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest equity income funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
     The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1996.

                           CONTRARIAN FUND (3/18/88)

--------------DIVIDENDS---------  -----CUMULATIVE VALUE OF SHARES ACQUIRED------
                       ANNUAL
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1988     $132         $    0      $ 9,925       $  137       $    0     $10,062
 1989      285            785       10,668          429          806      11,903
 1990      277            303        9,512          649        1,019      11,180
 1991      307            126       11,645        1,119        1,381      14,145
 1992      303              0       12,700        1,542        1,505      15,747
 1993      267          1,001       12,812        1,827        2,537      17,176
 1994      360          1,483       11,458        1,965        3,748      17,171
 1995      473          1,385       15,240        3,130        6,454      24,824
 1996      557          1,878       15,956        3,842        8,660      28,458

                       HIGH RETURN EQUITY FUND (3/18/88)

         -----DIVIDENDS-----        ---CUMULATIVE VALUE OF SHARES ACQUIRED---
                       ANNUAL
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1988     $247         $    0      $10,376       $  258       $    0     $10,634
 1989      468          2,331        9,539          687        2,370      12,596
 1990      524              0        8,326        1,115        2,069      11,510
 1991      387            265       11,786        1,990        3,208      16,984
 1992      370            123       13,753        2,722        3,872      20,347
 1993      298            345       14,581        3,189        4,453      22,223
 1994      352              0       14,214        3,449        4,341      22,004
 1995      351            589       20,216        5,317        6,782      32,315
 1996    1,261            426       24,995        7,887        8,816      41,698

                         SMALL CAP VALUE FUND (5/22/92)

         -----DIVIDENDS-----        ---CUMULATIVE VALUE OF SHARES ACQUIRED---
                       ANNUAL
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
 1992     $ 28          $405       $10,857       $   29       $  411     $11,297
 1993       58           507        10,584           86          914      11,584
 1994        0           416        10,226           83        1,292      11,601
 1995      724           326        13,666          864        2,093      16,623
 1996      454           118        17,228        1,557        2,759      21,544

* Includes short-term capital gain dividends.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods ended December 31, 1996 with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

                                                               GROWTH & INCOME
                                                                    FUNDS
                      CONTRARIAN FUND                          ---------------
  Five Years................................................    70 of 209
  One Year..................................................   480 of 512

The Lipper Growth & Income Funds category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

                                                                EQUITY INCOME
                                                                    FUNDS
                  HIGH RETURN EQUITY FUND                       -------------
  Five Years................................................     1 of 57
  One Year..................................................     2 of 159

The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

                                                                SMALL COMPANY
                                                                GROWTH FUNDS
                    SMALL CAP VALUE FUND                        -------------
  One Year..................................................    50 of 370

The Lipper Small Company Growth Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.

OFFICERS AND DIRECTORS

The officers and directors of KDF, their birthdates, their principal occupations and their affiliations, if any, with Dreman Value Advisors, Inc. ("DVA"), the investment manager, Zurich Kemper Investments, Inc. ("ZKI"), the parent company of DVA and Zurich Kemper Distributors, Inc. ("ZKDI"), the principal underwriter, or their affiliates are as follows (The number following each person's title is the number of investment companies managed by DVA or ZKI for which he or she holds similar positions):

JAMES E. AKINS (10/15/26), Director (13), 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

ARTHUR R. GOTTSCHALK (2/13/25), Director (13), 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator.

FREDERICK T. KELSEY (4/25/27), Director (13), 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Fund and the Pilot Fund.

*DOMINIQUE P. MORAX (10/2/48), Director (39), 222 South Riverside Plaza, Chicago, Illinois; Chief Executive Officer and Chief Investment Officer, Zurich Investment Management Limited; Director, ZKI.

FRED B. RENWICK (2/1/30), Director (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; previously member of the Investment Committee of Atlanta University Board of Trustees; previously Director of Board of Pensions Evangelical Lutheran Church in America.

*STEPHEN B. TIMBERS (8/8/44), President and Director (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, ZKDI, DVA and LTV Corporation.

JOHN B. TINGLEFF (5/4/35), Director (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Director (13), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering and Records Management Services, Inc.

*CHRISTIAN C. BERTELSEN (1/20/43), Vice President (1), 280 Park Avenue, 40th Floor, New York, New York; Senior Managing Director and Chief Investment Officer, DVA.

*CHARLES R. MANZONI, Jr. (1/23/47), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI, Secretary of ZKI Holding Corp., Secretary ZKI Agency, Inc.; formerly Partner, Gardner Carton & Douglas (attorneys).

*JOHN E. NEAL (3/9/50), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, DVA and ZKDI.

*JAMES R. NEEL (4/1/43), Vice President (1), 280 Park Avenue, 40th Floor, New York, New York; President, Chief Executive Officer and Director, DVA.

*STEVEN T. STOKES (7/18/62), Vice President (2), 280 Park Avenue, 40th Floor, New York, New York; Managing Director, DVA.

*JEROME L. DUFFY (6/29/36), Treasurer (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

*PHILIP J. COLLORA (11/15/45), Vice President and Secretary (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

*ELIZABETH C. WERTH (10/1/47), Assistant Secretary (32), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.
---------------

* "Interested persons" as defined in the Investment Company Act of 1940.

The directors and officers who are "interested persons" as designated above receive no compensation from KDF. The table below shows amounts paid or accrued to those directors who are not designated "interested persons" during the 1996 calendar year.

                                                                                         TOTAL
                                                                                     COMPENSATION
                                                               AGGREGATE           FROM KEMPER FUND
                                                              COMPENSATION          COMPLEX PAID TO
                   NAME OF BOARD MEMBERS                        FROM KDF           BOARD MEMBERS(2)
                   ---------------------                      ------------         ----------------
James E. Akins..............................................     $6,800                $ 94,300
Arthur R. Gottschalk(1).....................................     $6,900                $102,700
Frederick T. Kelsey(1)......................................     $6,800                $106,800
Fred B. Renwick.............................................     $6,800                $ 94,300
John B. Tingleff............................................     $6,800                $ 94,300
John G. Weithers............................................     $6,600                $ 94,300

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total deferred amount and interest accrued for the fiscal year ended December 31, 1996 for KDF is $2,900 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 36 fund portfolios. Each board member currently serves as a board member of 13 Kemper Funds with 36 fund portfolios.

As of April 9, 1997, the officers and directors of KDF as a group owned less than 1% of each Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of April 9, 1997 the following owned of record more than 5% of the outstanding stock of the Funds, as set forth below.

                                CONTRARIAN FUND

                         NAME & ADDRESS                           CLASS            PERCENTAGE
                         --------------                           -----            ----------
  **Louis T. Alesi & Dennis J. Fiore &........................      A                 5.96
  Norene Bradshaw Trustees
  FBO Intermetro Industries
  Salaried Employees Pension Tr.
  651 N. Washington St.
  Wilkes Barre PA 18705
  Everen Capital Corp. 401K...................................      A                 5.05
  Chase Manhatten Bank Trustees
  FBO Everen Securities Pooled Account
  77 W. Wacker Dr.
  Chicago IL 60601
  **NFSC FESO.................................................      B                 9.08
  Crispin P. Spencer and
  Karen R. Spencer
  13906 N.W. 56th Avenue
  Gainesville FL 32653
  *Everen Clearing Corp.......................................      B                 6.35
  FBO Robert K. Duncan IRA
  13625 S. 48th St.
  Phoenix AZ 85044
  *Donaldson Lufkin Jenrette..................................      C                 5.09
  Securities Corporation, Inc.
  P.O. Box 2052
  Jersey City NJ 07303
  **MLPF & S..................................................      C                 6.74
  Attn: Fund Administration
  4800 Deer Lake Dr. East
  Jacksonville FL 32246

                            HIGH RETURN EQUITY FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
**NFSC FEBO.................................................      A                 6.97
Craig K. Hambelton
P.O. Box 24-25
Tainan Taiwan China
**Donaldson Lufkin Jenrette.................................      A                 5.18
Securities Corporation Inc
P.O. Box 2052
Jersey City NJ 07303
**NFSC FEBO.................................................      B                 9.72
Norman W. Slatton, Sr.
6608 Adamo Dr.
Tampa FL 33619
**Donaldson Lufkin Jenrette.................................      C                 6.18
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
**Raymond James & Assoc Inc.................................      C                 6.08
Roy I Frekse IRA
5554 Devonshire Ave
St. Louis MO 63109
**NFSC FEBO.................................................      C                 6.64
NFSC/FMT IRASEPP
FBO Lori A. Stanley
777 E. West Salem Rd.
Creston OH 44217
**MLPF & S..................................................      C                14.04
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246

                              SMALL CAP VALUE FUND

                       NAME & ADDRESS                           CLASS            PERCENTAGE
                       --------------                           -----            ----------
NFSC FEBO...................................................      A                 8.29
Ruth Wesson
10320 Stone Canyon Road
Dallas TX 75230
Donald Lufkin Jenrette......................................      A                10.08
Securities Corporation Inc.
P.O. Box 2050
Jersey City NJ 07303
**Everen Clearing Corp......................................      B                 5.97
FBO Scott D Smith IRA
305 Hopinton Culver NE
Hopinton IA 52237
NFSC FEBO...................................................      B                 9.36
Norman W. Slatton Sr.
6608 Adamo Dr.
Tampa FL 33619
MLPF & F....................................................      B                 5.99
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
**Donaldson Lufkin Jenrette.................................      C                 8.28
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ 07303
**NFSC FEBO.................................................      C                 6.90
Beven D. Sangi
6380 Chartes Dr.
Rancho Pls Vrd CA 90275
**MLPS & S..................................................      C                16.56
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville FL 32246
**Mesirow Financial Inc. ...................................      C                 5.03
Eugene N. Neigoff Sep IRA
350 N. Clark Street
Chicago IL 60610
**Zurich Kemper Investments, Inc............................      I                 5.37
Retirement Plan
811 Main
Kansas City MO 64105

---------------
 * Record and beneficial owner.

** Record owner only.